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                                                                    EXHIBIT 10.5


                                     FORM

                                      OF

                           GREENMOUNTAIN.COM COMPANY

                            1999 STOCK OPTION PLAN


     GreenMountain.com Company, a Delaware corporation (the "Company") and successor by merger to Green Mountain Energy Resources L.L.C., a Delaware limited liability company, hereby adopts the GreenMountain.com Company 1999 Stock Option Plan (the "Plan"), effective as of __________, 1999. The Plan amends and completely restates the Green Mountain Energy Resources L.L.C. Employee Ownership Plan and the Green Mountain Energy Resources L.L.C. 1999 Unit Option Plan, except that the provisions of each such prior option plan will remain in effect after the effective date of this Plan solely for purposes of supplying any necessary terms not set forth in this Plan and incorporated by reference into the options granted under each such prior option plan.

     1.   Purpose.  The purpose of the Plan is to attract and retain the best
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available talent and encourage the highest level of performance by executive officers, key employees, directors, advisors and consultants, and to provide them with incentives to put forth maximum efforts for the success of the Company's business, in order to serve the best interests of the Company and its stockholders. All options granted under the Plan are intended to be nonstatutory stock options.

     2.   Definitions.  The following terms, when used in the Plan with initial
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capital letters, will have the following meanings:

          (a) "Act" means the Securities Exchange Act of 1934 as in effect from time to time.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as in effect from time to time.

          (d) "Common Stock" means the common stock, par value $.01 per share, of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type described in Paragraph 7.

          (e) "Date of Grant" means the date specified by the Stock Option Committee or the Board, as applicable, on which a grant of Stock Options will become effective (which date will not be earlier than the date on which the Stock Option Committee or the Board takes action with respect thereto).

          (f) "Market Value per Share" means the fair market value per share of the Common Stock on the Date of Grant as determined by the Stock Option Committee or the Board, as applicable.
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          (g) "Option Price" means the purchase price per share payable on exercise of a Stock Option.

          (h) "Participant" means a person who is selected by the Stock Option Committee or the Board, as applicable, to receive Stock Options under Paragraph 5 of the Plan and who is at that time (i) an executive officer or other key employee of the Company or any Subsidiary, (ii) an advisor or consultant to the Company or any Subsidiary, (iii) a member of the Board or
     (iv) a prospective employee, advisor, consultant or Board member selected to receive Stock Options pursuant to a written offer of employment or a written offer to perform services in any other capacity for the Company or any Subsidiary.

          (i) "Prior Option Plan" means each of the Green Mountain Energy Resources L.L.C. Employee Ownership Plan and the Green Mountain Energy Resources L.L.C. 1999 Unit Option Plan.

          (j) "Rule 16b-3" means Rule 16b-3 under Section 16 of the Act as such Rule is in effect from time to time.

          (k) "Stock Option Committee" means the Audit and Special Compensation Committee, which is a committee of the Board whose members are appointed by the Board from time to time. All of the members of the Stock Option Committee, which may not be less than two, are intended at all times to qualify as "outside directors" within the meaning of Section 162(m) of the Code and as "Non-Employee Directors" within the meaning of Rule 16b-3; provided, however, that the failure of a member of such committee to so
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     qualify will not invalidate any Stock Option granted by such committee.

          (l) "Stock Option" means the right to purchase one or more shares of Common Stock upon exercise of an option granted pursuant to Paragraph 5.

          (m) "Subsidiary" means any corporation, partnership, limited liability company, joint venture or other entity in which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power or equity interests represented by all classes of stock or other equity interests issued by such corporation, partnership, limited liability company, joint venture or other entity.

     3.   Shares Available Under Plan.  The shares of Common Stock which may be
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issued under the Plan will not exceed in the aggregate 12,554,713, subject to adjustment as provided in this Paragraph 3. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

          (a) Any shares of Common Stock which are subject to Stock Options that are terminated unexercised, forfeited or surrendered or that expire for any reason will again be available for issuance under the Plan.

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          (b) If, as of the close of business on the last day of each fiscal quarter of the Company following the effective date of the Plan, the sum of
     (i) the total number of shares of Common Stock previously issued upon the exercise of Stock Options and options granted by the Company or its predecessor prior to the effective date hereof, (ii) the total number of shares of Common Stock then subject to outstanding Stock Options and options granted by the Company or its predecessor prior to the effective date hereof, and (iii) the total number of shares of Common Stock then remaining available for future Stock Option grants under the Plan (such sum being the "Plan Shares") is less than 20% of the total number of shares of Common Stock then outstanding computed on a fully diluted basis (such total number being the "Outstanding Shares"), the number of shares of Common Stock available for issuance under the Plan will be increased (but not decreased) so that the number of Plan Shares will be equal to 20% of the number of Outstanding Shares. For purposes of the foregoing adjustment, all outstanding Stock Options and options granted under a Prior Option Plan or any other Company plans will be treated as fully exercised in computing the number of outstanding shares of Common Stock on a fully diluted basis, without regard to whether such options are then fully exercisable.

          (c) The shares available for issuance under the Plan also will be subject to adjustment as provided in Paragraph 7.

     4.   Individual Limitation on Stock Options.  The maximum aggregate number
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of shares of Common Stock with respect to which Stock Options may be granted to any Participant during any single calendar year will not exceed 3,159,156.

     5.   Grants of Stock Options.  The Stock Option Committee or the Board may
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from time to time authorize grants to any Participant of Stock Options upon such terms and conditions as the Stock Option Committee or the Board, as applicable, may determine in accordance with the provisions set forth below.

          (a) Each grant will specify the number of shares of Common Stock to which it pertains.

          (b) Each grant will specify the Option Price, which will not be less than 100% of the Market Value per Share on the Date of Grant.

          (c) Successive grants may be made to the same Participant whether or not any Stock Options previously granted to such Participant remain unexercised.

          (d) Each grant will specify the required period or periods (if any) of continuous service by the Participant with the Company or any Subsidiary and/or any other conditions to be satisfied before the Stock Options or installments thereof will become exercisable, and any grant may provide, or may be amended to provide, for the earlier exercise of the Stock Options in the event of a change in control of the Company (as defined in the stock option agreement evidencing such grant or in any agreement referred to in such stock option agreement) or in the event of any other similar transaction or event.

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          (e) Each Stock Option may be made subject to such transfer restrictions as the Stock Option Committee or the Board, as applicable, may determine.

          (f) Each grant will be evidenced by a stock option agreement executed on behalf of the Company by the Chief Executive Officer (or another officer designated by the Stock Option Committee or the Board, as applicable) and delivered to the Participant and containing such further terms and provisions, consistent with the Plan, as the Stock Option Committee or the Board, as applicable, may approve.

          (g) For purposes of any provision in a stock option agreement relating to the effect on a Stock Option of a Participant's ceasing to perform services for the Company or any Subsidiary, a termination of employment or other separation from service will occur when the Participant permanently ceases to perform services for the Company and all Subsidiaries or when the entity for which the Participant is performing services ceases to be a Subsidiary, unless the Participant immediately becomes employed by the Company or another Subsidiary.

     6.   Payment.  The Option Price will be payable, as required by the Stock
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Option Committee or the Board in such Committee's or the Board's sole discretion, as applicable, (i) in cash or by check acceptable to the Company, (ii by the transfer to the Company of shares of Common Stock owned by the Participant for at least six months (or, with the consent of the Stock Option Committee or the Board, as applicable, for less than six months) having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price, (ii by authorizing the Company to withhold a number of shares of Common Stock otherwise issuable to the Participant having an aggregate fair market value per share on the date of exercise equal to the aggregate Option Price, (iv in any other form of valid consideration or (v) by a combination of such methods of payment; provided, however, that the payment
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methods described in clauses (ii) and (iii) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock. The Stock Option Committee or the Board, as applicable, may permit deferred payment of the Option Price from the proceeds of sale through a bank or broker of some or all of the shares to which such exercise relates.

     7.   Adjustments.  The Stock Option Committee or the Board may make or
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provide for such adjustments in the maximum number of shares specified in
Paragraphs 3 and 4, in the number of shares of Common Stock covered by outstanding Stock Options granted hereunder, in the Option Price applicable to any such Stock Options, and/or in the kind of shares covered thereby (including shares of another issuer), as the Stock Option Committee or the Board, as applicable, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Stock Option Committee or the Board, as applicable, in its sole discretion, may provide in substitution for Common Stock to be delivered upon the exercise of outstanding Stock Options such alternative consideration as it, in good faith, may determine to be

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equitable in the circumstances. In the event the Stock Option Committee disagrees with the Board with respect to the foregoing adjustments, the Board's determination will be final and conclusive. Any fractional shares resulting from the foregoing adjustments will be eliminated.

     8.   Withholding of Taxes.  To the extent that the Company is required to
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withhold federal, state, local or foreign taxes in connection with any benefit realized by a Participant under the Plan, or is requested by a Participant to withhold additional amounts with respect to such taxes, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the realization of such benefit that the Participant make arrangements satisfactory to the Company for payment of the balance of such taxes required or requested to be withheld. In addition, if permitted by the Stock Option Committee or the Board, a Participant may elect to have any withholding obligation of the Company satisfied with shares of Common Stock that would otherwise be transferred to the Participant on exercise of a Stock Option.

     9.   Administration of the Plan.  (a)  The Plan will be administered by the
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Stock Option Committee and the Board.  For purposes of any action taken by the
Stock Option Committee or the Board, whichever is applicable, a majority of the members will constitute a quorum, and the action of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the Stock Option Committee or the Board.

          (b) The Stock Option Committee and the Board have the full authority and discretion to administer the Plan and to take any action that is necessary or advisable in connection with the administration of the Plan, including without limitation the authority and discretion to interpret and construe any provision of the Plan or of any agreement, notification or document evidencing the grant of a Stock Option and to make any determination of fact relating to the foregoing. The interpretation and construction by the Stock Option Committee or the Board, as applicable, of any such provision and any determination by the Stock Option Committee or the Board pursuant to any provision of the Plan or of any such agreement, notification or document will be final and conclusive; provided, that in the event the Stock Option Committee
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disagrees with the Board with respect to such interpretation, construction or determination, the Board's determination will be final and conclusive. No member of the Stock Option Committee or the Board will be liable for any such action or determination made in good faith.

          (c) Notwithstanding any provision of the Plan to the contrary, the Stock Option Committee will have the exclusive authority and discretion to take any action required or permitted to be taken under the provisions of Paragraph 7, Paragraph 9(a), Paragraph 9(b), Paragraph 10(a) and Paragraph 10(b) with respect to Stock Options granted under the Plan that are intended to comply with the requirements of Section 162(m) of the Code.

     10.  Amendments, Etc.  (a)  The Stock Option Committee or the Board, as
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applicable, may, without the consent of the Participant, amend any agreement evidencing a Stock Option granted under the Plan, or otherwise take action, to accelerate the time or times at which the Stock Option may be exercised, to extend the expiration date of the Stock Option, to waive any other condition or restriction applicable to such Stock Option or to the exercise of such Stock Option, to reduce the exercise price of such Stock Option, to amend the definition of a change in control of the Company (if such a definition is contained in such agreement) to expand the events

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that would result in a change in control of the Company and to add a change in control provision to such agreement (if such provision is not contained in such agreement) and may amend any such agreement in any other respect with the consent of the Participant.

          (b) The Plan may be amended from time to time by the Board or any duly authorized committee thereof. In the event any law, or any rule or regulation issued or promulgated by the Internal Revenue Service, the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., any stock exchange upon which the Common Stock is listed for trading, or any other governmental or quasi-governmental agency having jurisdiction over the Company, the Common Stock or the Plan, requires the Plan to be amended, or in the event Rule 16b-3 is amended or supplemented (e.g., by addition of alternative rules)
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or any of the rules under Section 16 of the Act are amended or supplemented, in either event to permit the Company to remove or lessen any restrictions on or with respect to Stock Options, the Stock Option Committee and the Board each reserves the right to amend the Plan to the extent of any such requirement, amendment or supplement, and all Stock Options then outstanding will be subject to such amendment.

          (c) The Plan may be terminated at any time by action of the Board. The termination of the Plan will not adversely affect the terms of any outstanding Stock Option.

          (d) The Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate a Participant's employment or other service at any time.

          (e) The Plan will be governed by the laws of the State of Delaware without regard to conflicts or choice of laws principles.

                                        GREENMOUNTAIN.COM COMPANY



                                        By:
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                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

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